Exhibit 10.18
                                                                   -------------

                                 AMENDMENT NO. 1
                                 ---------------

         AMENDMENT NO. 1, dated June 26, 2003 (this "Amendment"), to the Credit Agreement, dated as of March 27, 2003, between Euro Brokers Inc. and The Bank of New York (as amended, supplemented or otherwise modified, the "Credit Agreement").

                                    RECITALS
                                    --------

         A. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Borrower has requested that the Lender agree to amend the Credit Agreement as hereinafter provided, and the Lender is willing so to agree subject to the terms and conditions contained herein.

         Accordingly, in consideration of the Recitals and the conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Section 6.3(b) of the Credit Agreement is hereby amended by replacing the clause "Within 90 days after the Closing Date," with "By no later than September 30, 2003,".

         2. Section 7.7 of the Credit Agreement is hereby amended by amending and restating clause (i) thereof in its entirety to read as follows:

         "(i) the Borrower may declare and make, and agree to make, Restricted Payments for purposes of enabling the Parent to (a) consummate its common stock repurchase program, (b) cancel employee options or warrants in the ordinary course of business and (c) declare and pay, and agree to pay, dividends with respect to its common Equity Interests, provided that (A) immediately before and after giving effect thereto, no Default or Parent Change in Control shall or would exist and (B) the aggregate amount of all such Restricted Payments shall not exceed $1,500,000 during any fiscal quarter, provided, further, that any amounts not used in any fiscal quarter may be carried over and used any time during the immediately subsequent three consecutive fiscal quarters (but only after the otherwise permitted amounts of $1,500,000 are first depleted),".

         3. Each Loan Party hereby reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation.

         4. The Borrower hereby represents and warrants that (i) no Default or Parent Change in Control has occurred and is continuing as of the date hereof and (ii) all of the representations and warranties made by the Loan Parties in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date.

         5. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         6. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment or other modification in respect of any other term or condition of any Loan Document.

         7. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      EURO BROKERS INC.


                                      By:    /s/ Steven R. Vigliotti
                                             -----------------------------------
                                      Name:      Steven R. Vigliotti
                                             -----------------------------------
                                      Title:     Chief Financial Officer
                                             -----------------------------------


CONSENTED AND AGREED TO:

MAXCOR FINANCIAL GROUP INC.


By:      /s/ Steven R. Vigliotti
       ------------------------------------
Name:        Steven R. Vigliotti
       ------------------------------------
Title:       Chief Financial Officer
       ------------------------------------


EURO BROKERS HOLDINGS, INC.


By:    /s/ Steven R. Vigliotti
       ------------------------------------
Name:      Steven R. Vigliotti
       ------------------------------------
Title:     Chief Financial Officer
       ------------------------------------

                                       THE BANK OF NEW YORK


                                       By:      /s/ Kenneth W. Dean
                                              ----------------------------------
                                       Name:        Kenneth W. Dean
                                              ----------------------------------
                                       Title:       Vice President
                                              ----------------------------------

                                 AMENDMENT NO. 2
                                 ---------------

         AMENDMENT NO. 2, dated September 29, 2003 (this "Amendment"), to the Credit Agreement, dated as of March 27, 2003, between Euro Brokers Inc. and The Bank of New York (as amended by Amendment No. 1, dated as of June 26, 2003 and as the same may be further amended, supplemented or otherwise modified, the "Credit Agreement").

                                    RECITALS
                                    --------

         A. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Borrower has requested that the Lender agree to amend the Credit Agreement as hereinafter provided, and the Lender is willing so to agree subject to the terms and conditions contained herein.

         Accordingly, in consideration of the Recitals and the conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. Section 6.3(b) of the Credit Agreement is hereby amended by replacing the clause "By no later than September 30, 2003," with "By no later than November 14, 2003,".

         2. Each Loan Party hereby reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation.

         3. The Borrower hereby represents and warrants that (i) no Default or Parent Change in Control has occurred and is continuing as of the date hereof and (ii) all of the representations and warranties made by the Loan Parties in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date.

         4. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         5. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment or other modification in respect of any other term or condition of any Loan Document.

         6. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                      EURO BROKERS INC.


                                      By:       /s/ Steven R. Vigliotti
                                             -----------------------------------
                                      Name:         Steven R. Vigliotti
                                             -----------------------------------
                                      Title:        Chief Financial Officer
                                             -----------------------------------


CONSENTED AND AGREED TO:

MAXCOR FINANCIAL GROUP INC.

By:    /s/ Steven R. Vigliotti
       ------------------------------------
Name:      Steven R. Vigliotti
       ------------------------------------
Title:     Chief Financial Officer
       ------------------------------------


EURO BROKERS HOLDINGS, INC.

By:    /s/ Steven R. Vigliotti
       ------------------------------------
Name:      Steven R. Vigliotti
       ------------------------------------
Title:     Chief Financial Officer
       ------------------------------------

                                       THE BANK OF NEW YORK


                                       By:      /s/ Kenneth W. Dean
                                              ----------------------------------
                                       Name:        Kenneth W. Dean
                                              ----------------------------------
                                       Title:       Vice President
                                              ----------------------------------

                                 AMENDMENT NO. 3
                                 ---------------

         AMENDMENT NO. 3, dated as of November 14, 2003 (this "Amendment"), to the Credit Agreement, dated as of March 27, 2003, between Euro Brokers Inc. and The Bank of New York (as amended supplemented or otherwise modified, the "Credit Agreement").

                                    RECITALS
                                    --------

         A. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         B. The Borrower has requested that the Lender agree to amend the Credit Agreement as hereinafter provided, and the Lender is willing so to agree subject to the terms and conditions contained herein.

         Accordingly, in consideration of the Recitals and the conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

         1. The defined term "GSCC" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              "GSCC" means the Government Securities Clearing Corporation, including its successor by merger, the Fixed Income Clearing Corporation.

         2. The defined term "Revolving Commitment" contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the amount "$15,000,000" with the amount "$10,000,000".

         3. Section 2.5(b) of the Credit Agreement is hereby amended by deleting the language "The Revolving Commitment shall be automatically reduced to $10,000,000 on September 27, 2004 and to $5,000,000 on September 27, 2005. In
addition," and by replacing the word "notwithstanding" with the word "Notwithstanding".

         4. Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              Section 6.3  Existence
                           ---------

              The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and all rights, licenses, permits, privileges, memberships and franchises, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted by
         Section 7.3 or any sale, lease, transfer or other disposition permitted by Section 7.5.

         5. Section 6.8 of the Credit Agreement is hereby amended by deleting the phrase "to make capital contributions to MFI as shall be necessary to enable MFI to become a duly qualified Category 1 Dealer Netting Member under the rules and regulations of the GSCC and, thereafter, so long as MFI continues to be so qualified,".

         6. Section 7.1(a)(vii) of the Credit Agreement is hereby amended by replacing the amount "$2,500,000" with the amount "$5,000,000".

         7. Section 7.12 of the Credit Agreement is hereby amended by adding the phrase "and/or variable rate mortgage-backed securities deliverable over the federal wire" immediately after the phrase "GSCC eligible securities".

         8. Section 9.13 of the Credit Agreement is hereby amended by adding the following sentence immediately after the last sentence thereof:

         Notwithstanding anything in any Loan Document to the contrary, the information subject to this Section 9.13 shall not include, and the Lender and its Related Parties may disclose, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated by the Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to the Lender or any of its Related Parties relating to such tax treatment and tax structure; provided that with respect to any document or similar item that contains information concerning such "tax treatment" or "tax structure", as well as other information, this sentence shall only apply to such portions of such document or similar item that relate thereto.

         9. Schedule 4.6 (Disclosed Matters) to the Credit Agreement is hereby amended and restated in its entirety in the form of revised Schedule 4.6 delivered to the Lender on the date hereof.

         10. Each Loan Party hereby reaffirms and admits the validity and enforceability of each Loan Document to which it is a party and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation.

         11. The Borrower hereby represents and warrants that (i) no Default or Parent Change in Control has occurred and is continuing as of the date hereof and (ii) all of the representations and warranties made by the Loan Parties in the Loan Documents (as amended hereby) are true and correct as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date.

         12. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute but one contract. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

         13. The Credit Agreement and the other Loan Documents shall in all other respects remain in full force and effect, and no amendment or other modification herein in respect of any term or condition of any Loan Document shall be deemed to be an amendment or other modification in respect of any other term or condition of any Loan Document.

         14. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       EURO BROKERS INC.


                                       By:     /s/ Steven R. Vigliotti
                                              ----------------------------------
                                       Name:       Steven R. Vigliotti
                                              ----------------------------------
                                       Title:      Chief Financial Officer
                                              ----------------------------------


CONSENTED AND AGREED TO:

MAXCOR FINANCIAL GROUP INC.


By:     /s/ Steven R. Vigliotti
       -------------------------------------
Name:       Steven R. Vigliotti
       -------------------------------------
Title:      Chief Financial Officer
       -------------------------------------


EURO BROKERS HOLDINGS, INC.


By:     /s/ Steven R. Vigliotti
       -------------------------------------
Name:       Steven R. Vigliotti
       -------------------------------------
Title:      Chief Financial Officer
       -------------------------------------

                                      THE BANK OF NEW YORK


                                      By:    /s/ Kenneth W. Dean
                                             -----------------------------------
                                      Name:      Kenneth W. Dean
                                             -----------------------------------
                                      Title:     Vice President
                                             -----------------------------------